SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 12, 2006

THE TJX COMPANIES, INC.
(Exact name of Registrant as specified in charter)

DELAWARE	1-4908	04-2207613

(State or other jurisdiction of incorporation)	(Common File Number)	(I.R.S. employer identification No.)

770 Cochituate Road, Framingham, MA	01701

(Address of Principal Executive Offices)	(Zip Code)
(508) 390-1000

Registrant’s Telephone Number (including area code)
N/A

(Former name or former address,
if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
Amend. No.1 to 4-Year Revoloving Credit Agreement
Amend. No.1 to 5-Year Revoloving Credit Agreement

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
     On May 12, 2006 The TJX Companies, Inc. entered into an amendment to its $500 million unsecured four-year revolving credit agreement with various financial institutions as lenders, including Bank of America, N.A., as administrative agent, JPMorgan Chase Bank and The Bank of New York, as syndication agents, and Citizens Bank of Massachusetts, KeyBank National Association and Union Bank of California, N.A., as documentation agents, extending the maturity date until May 5, 2010, and an amendment to its $500 million unsecured five-year revolving credit agreement with various financial institutions as lenders, including Bank of America, N.A., as administrative agent, JPMorgan Chase Bank and The Bank of New York, as syndication agents, and Citizens Bank of Massachusetts, KeyBank National Association and Union Bank of California, N.A., as documentation agents, extending the maturity date until May 5, 2011. The full text of the amendments to the Credit Agreements is attached as Exhibit 10.1 and 10.2 to this Current Report on Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(C) EXHIBITS

Exhibit Number	Title

10.1	Amendment No. 1 dated May 12, 2006 to 4-Year Revolving Credit Agreement dated May 5, 2005 among various financial institutions as lenders, including Bank of America, N.A., JPMorgan Chase Bank, National Association, The Bank of New York, Citizens Bank of Massachusetts, KeyBank National Association and Union Bank of California, N.A., as co-agents, and TJX.

10.2	Amendment No. 1 dated May 12, 2006 to 5-Year Revolving Credit Agreement dated May 5, 2005 among various financial institutions as lenders, including Bank of America, N.A., JPMorgan Chase Bank, National Association, The Bank of New York, Citizens Bank of Massachusetts, KeyBank National Association and Union Bank of California, N.A., as co-agents, and TJX.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE TJX COMPANIES, INC.

By:	/s/ Jeffrey G. Naylor
Jeffrey G. Naylor
Senior Executive Vice President and
Chief Financial Officer
Dated: May 17, 2006

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment No. 1 dated May 12, 2006 to 4-Year Revolving Credit Agreement dated May 5, 2005 among various financial institutions as lenders, including Bank of America, N.A., JPMorgan Chase Bank, National Association, The Bank of New York, Citizens Bank of Massachusetts, KeyBank National Association and Union Bank of California, N.A., as co-agents, and TJX.

10.2	Amendment No. 1 dated May 12, 2006 to 5-Year Revolving Credit Agreement dated May 5, 2005 among various financial institutions as lenders, including Bank of America, N.A., JPMorgan Chase Bank, National Association, The Bank of New York, Citizens Bank of Massachusetts, KeyBank National Association and Union Bank of California, N.A., as co-agents, and TJX.